Exhibit 99.1

          Monroe Bancorp Reports Strong Earnings for Nine Months Ended
                               September 30, 2004

    BLOOMINGTON, Ind., Oct. 19 /PRNewswire-FirstCall/ -- Monroe Bancorp (the "Company"), (Nasdaq: MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), reported net income of $4,977,000 or $0.83 per basic and $0.82 per diluted common share, for the nine months ended
September 30, 2004, compared to $3,449,000 or $0.56 per basic and diluted common share for the same period in 2003. This represents a 44.3 percent increase in net income. Earnings for the nine months ended September 30, 2003 were reduced by a $1,389,000 (after tax) additional loan loss provision. Excluding the additional loan loss provision, net income for the nine months ended September 30, 2003 would have been $4,838,000.

    Return on average assets (ROA) and return on average shareholders' equity
(ROE) were 1.11 percent and 14.42 percent, respectively, for the nine months ended September 30, 2004, compared to 0.82 percent and 10.23 percent for the same period in 2003. Excluding the additional loan loss provision, 2003 ROA would have been 1.16 percent and ROE would have been 14.36 percent.

    The Company reported net income of $1,750,000, or $0.29 per basic and diluted common share, for the quarter ended September 30, 2004, compared to $1,639,000 or $0.27 per basic and diluted common share for the same period in 2003. This represents a 6.8 percent increase in net income.

    Return on average assets (ROA) and return on average shareholders' equity
(ROE) were 1.14 percent and 15.14 percent, respectively, for the quarter ended September 30, 2004, compared to 1.14 percent and 14.36 percent for the same period in 2003.

    "With strong year-over-year loan and deposit growth, our earnings year-to-date continue to be impressive," said Mark D. Bradford, President and Chief Executive Officer. "Additionally, our focused efforts on improving asset quality and growing fee income are showing positive results for our bottom line."


    Asset Quality

    Nonperforming assets and 90-day past due loans totaled $4,654,000 (0.75 percent of total assets) on September 30, 2004 compared to $9,813,000 (1.74 percent of total assets) one year earlier. This is a 52.6 percent reduction.


    Financial Performance

    Net interest income before the provision for loan losses increased 3.6 percent to $14,825,000 for the nine months ended September 30, 2004 compared to $14,313,000 for the same period in 2003. The tax equivalent net interest margin declined to 3.66 percent for the first nine months of 2004 from 3.80 percent for the same period in 2003.

    Non-interest income totaled $6,070,000 for the first nine months of 2004 compared to $6,114,000 in the corresponding period of 2003. Included in non-interest income are net realized and unrealized securities gains of $260,000 in the first nine months of 2004 and gains of $388,000 in the same period in 2003. Excluding net realized and unrealized securities gains and losses, non-interest income for the nine months ended September 30, 2004 increased
$84,000 or 1.5 percent over the first nine months of 2003.

    "We are pleased with what we believe to be a balanced mix of fee income sources and we expect this to improve our potential for overall non-interest income growth even when one fee income source may be negatively affected by market conditions," said Mr. Bradford. "For example, increases in fee income from our trust and investment services, and increases in deposit account service charges served to offset a $663,000 year-over-year decrease (45.9 percent) in fees earned on the sale of fixed rate mortgages."

    Trust fees grew to $1,034,000 for the nine months ended September 30, 2004. This 30.4 percent increase was driven by both an implemented service fee increase as well as growth in trust assets under management. Trust assets under management reached $207,931,000 at September 30, 2004, growing 14.0 percent over the $182,439,000 at September 30, 2003. Commission income for branch-based investment sales and full-service brokerage services increased
8.7 percent, from $647,000 for the nine months ended September 30, 2003 to $703,000 for the same period in 2004.

    Total non-interest expense increased $420,000 to $12,571,000 for the nine months ended September 30, 2004, as compared to $12,151,000 for the same period in 2003. Included in non-interest expense is unrealized appreciation related to the directors' and executives' deferred compensation plan in the amount of $64,000 for the first nine months of 2004 and $257,000 for the first nine months of 2003. This unrealized appreciation had no effect on net income. Non-interest expense, excluding the effect of the unrealized appreciation, grew from $11,894,000 during the first nine months of 2003 to $12,507,000 during the same period of 2004, an increase of 5.2 percent.


    Financial Condition

    Total assets grew 9.8 percent from September 30, 2003, reaching $620,457,000 on September 30, 2004. Construction and commercial real estate loans continue to drive loan growth. Loans, including loans held for sale, totaled $457,331,000 on September 30, 2004, an 11.5 percent increase from total loans on September 30, 2003, which were $410,151,000. Total deposits at September 30, 2004 were $464,023,000 compared to $426,571,000 at September 30, 2003, an increase of 8.8 percent.


    Shareholder News

    The Company's Dividend Reinvestment Plan (DRIP), which it adopted in July 2004, is being well received by Shareholders. The plan allows for the automatic reinvestment of cash dividends in common stock of the Company. Additionally, the plan allows shareholders to invest up to $1,000 each month in Monroe Bancorp stock. Approximately 7.7% of the outstanding shares currently participate in the DRIP through the Company's transfer agent, and others participate through brokerage-sponsored reinvestment plans.

    The Company's common stock price closed at $17.00 on September 30, 2004, up 19.3 percent from the $14.25 closing price on December 31, 2003.


    About Monroe Bancorp

    Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 22,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.


    See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, 812-331-3455.


    Use of Non-GAAP Financial Information

    To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, non-interest income, and non-interest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.


    Forward-Looking Statements

    This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.


    Contact:       Mark D. Bradford, President and Chief Executive
                   Officer, 812-331-3455
    Media Contact: Danise C. Alano, Vice President, Marketing Director,
                   812-353-7705
    Toll-free:     800-319-2664
    Fax:           812-331-3445
    WWW:           http://www.monroebank.com



    Monroe Bancorp (MROE)
    Financial Summary
    (dollar amounts in thousands except per share data)

                                                     Quarters Ended
                                           Sept 2004    Jun 2004    Mar 2004
              BALANCE SHEET *
    Cash and Due from Banks                  $24,237     $17,344     $19,381
    Federal Funds Sold                             -           -           -
    Securities                               111,954     108,994     110,615
    Total Loans                              457,331     453,975     440,965
         Loans Held for Sale                   3,760       3,493       3,079
         Commercial & Industrial              84,933      88,761      85,848
         Real Estate:
              Commercial & Residential       270,942     268,816     263,247
              Construction & Vacant Land      55,586      50,194      46,108
              Home Equity                     25,044      24,191      23,040
         Installment Loans                    17,066      18,520      19,643
    Reserve for Loan Losses                    4,830       5,258       5,027
    Bank Premises and Equipment               11,630      11,749      11,804
    Federal Home Loan Bank Stock               2,413       2,386       2,360
    Interest Receivable and Other Assets      17,722      18,253      17,016
               Total Assets                 $620,457    $607,443    $597,114

    Total Deposits                          $464,023    $446,550    $454,488
         Noninterest Checking                 95,206      70,822      68,965
         Interest Bearing Checking & NOW      86,997      96,845      90,060
         Regular Savings                      23,659      23,375      25,679
         Money Market Savings                 64,267      59,466      63,008
         CDs Less than $100,000              108,026     107,673     100,512
         CDs Greater than $100,000            75,186      77,992      96,339
         Other Time                           10,682      10,377       9,925
    Total Borrowings                         101,869     109,399      90,407
         Federal Funds Purchased              19,400      21,700       6,500
         Securities Sold Under Repurchase
          Agreement                           42,994      46,167      41,345
         FHLB Advances                        38,878      40,917      41,934
         Loans Sold Under Repurchase
          Agreement                              597         615         628
    Interest Payable and Other
     Liabilities                               7,903       6,252       5,935
              Total Liabilities              573,795     562,201     550,830
    Shareholders Equity                       46,662      45,242      46,284
              Total Liabilities and
               Shareholders' Equity         $620,457    $607,443    $597,114

    Book Value Per Share                       $7.78       $7.54       $7.65
    End of period shares issued and
     outstanding                           6,035,110   6,040,340   6,092,340
    Less:  Unearned ESOP shares               37,059      38,384      39,709
    End of Period Shares Used to
     Calculate Book Value                  5,998,051   6,001,956   6,052,631

                                                        Quarters Ended
                                                  Dec 2003         Sept 2003
              BALANCE SHEET *
    Cash and Due from Banks                        $29,708           $16,967
    Federal Funds Sold                                   -            11,250
    Securities                                     109,498           102,231
    Total Loans                                    424,511           410,151
         Loans Held for Sale                         2,219             4,392
         Commercial & Industrial                    83,017            78,423
         Real Estate:
              Commercial & Residential             257,327           250,712
              Construction & Vacant Land            40,560            35,306
              Home Equity                           21,044            20,290
         Installment Loans                          20,344            21,028
    Reserve for Loan Losses                          5,019             6,246
    Bank Premises and Equipment                     11,683            11,586
    Federal Home Loan Bank Stock                     2,331             2,302
    Interest Receivable and Other Assets            16,551            16,633
               Total Assets                       $589,263          $564,874

    Total Deposits                                $436,683          $426,571
         Noninterest Checking                       73,579            68,742
         Interest Bearing Checking & NOW            97,618            88,421
         Regular Savings                            26,859            25,822
         Money Market Savings                       71,974            72,030
         CDs Less than $100,000                     94,224            95,816
         CDs Greater than $100,000                  62,904            65,541
         Other Time                                  9,525            10,199
    Total Borrowings                               101,872            88,225
         Federal Funds Purchased                     8,900                 -
         Securities Sold Under Repurchase
          Agreement                                 48,507            43,401
         FHLB Advances                              43,825            44,171
         Loans Sold Under Repurchase
          Agreement                                    640               653
    Interest Payable and Other
     Liabilities                                     5,333             4,897
              Total Liabilities                    543,888           519,693
    Shareholders Equity                             45,375            45,181
              Total Liabilities and
               Shareholders' Equity               $589,263          $564,874

    Book Value Per Share                             $7.49             $7.41
    End of period shares issued and
     outstanding                                 6,095,640         6,139,540
    Less:  Unearned ESOP shares                     41,034            42,439
    End of Period Shares Used to
     Calculate Book Value                        6,054,606         6,097,101

                                                          Years Ended
                                                  Dec 2003          Dec 2002
              BALANCE SHEET *
    Cash and Due from Banks                        $29,708           $20,526
    Federal Funds Sold                                 -                 -
    Securities                                     109,498           103,779
    Total Loans                                    424,511           391,315
         Loans Held for Sale                         2,219             7,417
         Commercial & Industrial                    83,017            78,061
         Real Estate:
              Commercial & Residential             257,327           238,013
              Construction & Vacant Land            40,559            27,470
              Home Equity                           21,044            17,927
         Installment Loans                          20,344            22,426
    Reserve for Loan Losses                          5,019             4,574
    Bank Premises and Equipment                     11,683            11,793
    Federal Home Loan Bank Stock                     2,331             1,882
    Interest Receivable and Other Assets            16,551             8,596
               Total Assets                       $589,263          $533,317

    Total Deposits                                $436,683          $398,567
         Noninterest Checking                       73,579            60,476
         Interest Bearing Checking & NOW            97,618            81,160
         Regular Savings                            26,859            22,459
         Money Market Savings                       71,974            53,865
         CDs Less than $100,000                     94,224            99,930
         CDs Greater than $100,000                  62,904            69,910
         Other Time                                  9,525            10,767
    Total Borrowings                               101,872            85,240
         Federal Funds Purchased                     8,900            10,050
         Securities Sold Under Repurchase
          Agreement                                 48,507            39,158
         FHLB Advances                              43,825            34,956
         Loans Sold Under Repurchase
          Agreement                                    640             1,076
    Interest Payable and Other
     Liabilities                                     5,333             5,247
              Total Liabilities                    543,888           489,054
    Shareholders Equity                             45,375            44,263
              Total Liabilities and
               Shareholders' Equity               $589,263          $533,317

    Book Value Per Share                             $7.49             $7.25
    End of period shares issued and
     outstanding                                 6,095,640         6,150,240
    Less:  Unearned ESOP shares                     41,034            46,414
    End of Period Shares Used to
     Calculate Book Value                        6,054,606         6,103,826

    * period end numbers



    Monroe Bancorp (MROE)
    Financial Summary
    (dollar amounts in thousands except per share data)

                                                      Quarters Ended
              INCOME STATEMENT               Sept 2004    Jun 2004    Mar 2004
    Interest Income                            $7,210      $7,081      $6,903
    Interest Expense                            2,256       2,082       2,031
    Net Interest Income                         4,954       4,999       4,872
    Loan Loss Provision                           330         330         330
    Total Noninterest Income                    2,084       1,934       2,051
         Service Charges on Deposit
          Accounts                                738         761         707
         Trust Fees                               357         342         335
         Commission Income                        237         238         228
         Gain on Sale of Loans                    271         318         192
         Realized Gains (Losses) on
          Securities                               96         (17)        132
         Unrealized Gains (Losses) on
          Trading Securities
              Associated with Directors'
               Deferred Comp Plan                 (12)         (5)         66
         Other Operating Income                   397         297         391
    Total Noninterest Expense                   4,122       4,270       4,179
         Salaries & Wages                       1,803       1,716       1,704
         Commissions & Incentive
          Compensation                            365         390         379
         Employee Benefits                        362         428         470
         Premises & Equipment                     607         613         627
         Advertising                              142         199         149
          Legal Fees                              105         164         127
         Appreciation (Depreciation) in
          Directors' Deferred Compensation
          Plan                                      -         (10)         74
         Other Operating Expenses                 738         770         649
    Income Before Income Tax                    2,586       2,333       2,414
    Income Tax Expense (Benefit)                  836         759         761
    Net Income After Tax & Before
     Extraordinary Items                        1,750       1,574       1,653
    Extraordinary Items                             -           -           -
    Net Income                                 $1,750      $1,574      $1,653

    Basic Earnings Per Share                    $0.29       $0.26       $0.27
    Diluted Earnings Per Share                   0.29        0.26        0.27

                                                         Quarters Ended
              INCOME STATEMENT                    Dec 2003         Sept 2003
    Interest Income                                 $6,885            $6,976
    Interest Expense                                 2,058             2,142
    Net Interest Income                              4,827             4,834
    Loan Loss Provision                                405               405
    Total Noninterest Income                         2,068             2,113
         Service Charges on Deposit
          Accounts                                     760               707
         Trust Fees                                    321               290
         Commission Income                             228               184
         Gain on Sale of Loans                         210               618
         Realized Gains (Losses) on
          Securities                                    (4)                -
         Unrealized Gains (Losses) on
          Trading Securities
              Associated with Directors'
               Deferred Comp Plan                      197                31
         Other Operating Income                        356               283
    Total Noninterest Expense                        4,134             4,124
         Salaries & Wages                            1,544             1,664
         Commissions & Incentive
          Compensation                                 278               393
         Employee Benefits                             443               429
         Premises & Equipment                          634               594
         Advertising                                   131               151
          Legal Fees                                   150               177
         Appreciation (Depreciation) in
          Directors' Deferred Compensation
          Plan                                         212                38
         Other Operating Expenses                      742               677
    Income Before Income Tax                         2,356             2,418
    Income Tax Expense (Benefit)                       751               779
    Net Income After Tax & Before
     Extraordinary Items                             1,605             1,639
    Extraordinary Items                                  -                 -
    Net Income                                      $1,605            $1,639

    Basic Earnings Per Share                         $0.26             $0.27
    Diluted Earnings Per Share                        0.26              0.27

                                                          Years Ended
              INCOME STATEMENT                    Dec 2003           Dec 2002
    Interest Income                                $27,932            $29,786
    Interest Expense                                 8,792             11,048
    Net Interest Income                             19,140             18,738
    Loan Loss Provision                              3,920              1,762
    Total Noninterest Income                         8,182              6,070
         Service Charges on Deposit
          Accounts                                   2,801              2,587
         Trust Fees                                  1,114                918
         Commission Income                             875                817
         Gain on Sale of Loans                       1,654              1,036
         Realized Gains (Losses) on
          Securities                                   162                203
         Unrealized Gains (Losses) on
          Trading Securities
              Associated with Directors'
               Deferred Comp Plan                      420               (361)
         Other Operating Income                      1,156                870
    Total Noninterest Expense                       16,285             13,931
         Salaries & Wages                            6,263              5,995
         Commissions & Incentive
          Compensation                               1,515              1,230
         Employee Benefits                           1,674              1,317
         Premises & Equipment                        2,433              2,382
         Advertising                                   571                584
          Legal Fees                                   575                143
         Appreciation (Depreciation) in
          Directors' Deferred Compensation
          Plan                                         469               (290)
         Other Operating Expenses                    2,785              2,570
    Income Before Income Tax                         7,117              9,115
    Income Tax Expense (Benefit)                     2,063              3,017
    Net Income After Tax & Before
     Extraordinary Items                             5,054              6,098
    Extraordinary Items                                -                  -
    Net Income                                      $5,054             $6,098

    Basic Earnings Per Share                         $0.83              $1.00
    Diluted Earnings Per Share                        0.83               1.00



    Monroe Bancorp (MROE)
    Financial Summary
    (dollar amounts in thousands except per share data)

                                                       Quarters Ended
               ASSET QUALITY                Sept 2004    Jun 2004    Mar 2004
    Net Charge-Offs                              $759         $98        $323
    OREO Expenses (Gains)                           9         103         (15)
        Total Credit Charges                     $768        $201        $308


    Nonperforming Loans                        $4,369      $5,304      $5,683
    OREO                                          190         -           346
          Nonperforming Assets                  4,559       5,304       6,029
    90 Day Past Due Loans net of
     Nonperforming Loans                           95         108         734
          Nonperforming Assets + 90 day
           PD/Assets                           $4,654      $5,412      $6,763


      RATIO ANALYSIS - CREDIT QUALITY*
    NCO/Loans                                    0.66%       0.09%       0.29%
    Credit Charges/Loans & OREO                  0.67%       0.18%       0.28%
    Nonperforming Loans/Loans                    0.96%       1.17%       1.29%
    Nonperforming Assets/Loans &OREO             1.00%       1.17%       1.37%
    Nonperforming Assets/Assets                  0.73%       0.87%       1.01%
    Nonperforming Assets+ 90 day
     PD/Assets                                   0.75%       0.89%       1.13%
    Reserve/Nonperforming Loans                110.55%      99.13%      88.46%
    Reserve/Total Loans                          1.06%       1.16%       1.14%
    Equity & Reserves/Nonperforming
     Assets                                   1129.46%     952.11%     851.07%
    OREO/Nonperforming Assets                    4.17%       0.00%       5.74%

     RATIO ANALYSIS - CAPITAL ADEQUACY *
    Equity/Assets                                7.52%       7.45%       7.75%
    Equity/Loans                                10.20%       9.97%      10.50%

       RATIO ANALYSIS - PROFITABILITY
    Return on Average Assets                     1.14%       1.05%       1.13%
    Return on Average Equity                    15.14%      13.70%      14.46%
    Net Interest Margin (tax-equivalent)         3.57%       3.69%       3.72%

                                                        Quarters Ended
               ASSET QUALITY                      Dec 2003         Sept 2003
    Net Charge-Offs                                 $1,632               $37
    OREO Expenses (Gains)                                9                59
        Total Credit Charges                        $1,641               $96


    Nonperforming Loans                             $6,189            $8,919
    OREO                                               534               548
          Nonperforming Assets                       6,723             9,467
    90 Day Past Due Loans net of
     Nonperforming Loans                               173               346
          Nonperforming Assets + 90 day
           PD/Assets                                $6,896            $9,813


      RATIO ANALYSIS - CREDIT QUALITY*
    NCO/Loans                                         1.54%             0.04%
    Credit Charges/Loans & OREO                       1.54%             0.09%
    Nonperforming Loans/Loans                         1.46%             2.17%
    Nonperforming Assets/Loans &OREO                  1.58%             2.31%
    Nonperforming Assets/Assets                       1.14%             1.68%
    Nonperforming Assets+ 90 day
     PD/Assets                                        1.17%             1.74%
    Reserve/Nonperforming Loans                      81.10%            70.03%
    Reserve/Total Loans                               1.18%             1.52%
    Equity & Reserves/Nonperforming
     Assets                                         749.58%           543.22%
    OREO/Nonperforming Assets                         7.94%             5.79%

     RATIO ANALYSIS - CAPITAL ADEQUACY *
    Equity/Assets                                     7.70%             8.00%
    Equity/Loans                                     10.69%            11.02%

       RATIO ANALYSIS - PROFITABILITY
    Return on Average Assets                          1.11%             1.14%
    Return on Average Equity                         13.99%            14.36%
    Net Interest Margin (tax-equivalent)              3.72%             3.72%

                                                          Years Ended
               ASSET QUALITY                      Dec 2003           Dec 2002
    Net Charge-Offs                                 $3,502             $1,358
    OREO Expenses (Gains)                              121                101
        Total Credit Charges                        $3,623             $1,459


    Nonperforming Loans                             $6,189             $4,057
    OREO                                               534                110
          Nonperforming Assets                       6,723              4,167
    90 Day Past Due Loans net of
     Nonperforming Loans                               173                588
          Nonperforming Assets + 90 day
           PD/Assets                                $6,896             $4,755


      RATIO ANALYSIS - CREDIT QUALITY*
    NCO/Loans                                         0.82%              0.35%
    Credit Charges/Loans & OREO                       0.85%              0.37%
    Nonperforming Loans/Loans                         1.46%              1.04%
    Nonperforming Assets/Loans &OREO                  1.58%              1.06%
    Nonperforming Assets/Assets                       1.14%              0.78%
    Nonperforming Assets+ 90 day
     PD/Assets                                        1.17%              0.89%
    Reserve/Nonperforming Loans                      81.10%            112.74%
    Reserve/Total Loans                               1.18%              1.17%
    Equity & Reserves/Nonperforming
     Assets                                         749.58%           1171.99%
    OREO/Nonperforming Assets                         7.94%              2.64%

     RATIO ANALYSIS - CAPITAL ADEQUACY *
    Equity/Assets                                     7.70%              8.30%
    Equity/Loans                                     10.69%             11.31%

       RATIO ANALYSIS - PROFITABILITY
    Return on Average Assets                          0.90%              1.17%
    Return on Average Equity                         11.18%             14.32%
    Net Interest Margin (tax-equivalent)              3.78%              4.02%

       *  Based on period end numbers



    Financial Summary
    (dollar amounts in thousands except per share data)

    Income Statements With and Without 2003 Additional $2.3 Million Provision

                                           Nine Months Ended
                                    9/30/04              9/30/03
                                              Without    Impact       With
                                              Special      of        Special
           INCOME STATEMENT                  Provision  Provision   Provision
    Net Interest Income             $21,194    $14,313                $14,313
    Loan Loss Provision                 990      1,215     $2,300       3,515
    Total Non-Interest Income         6,070      6,114                  6,114
        Service Charges on Deposit
         Accounts                     2,206      2,041                  2,041
        Trust Fees                    1,034        793                    793
        Commission Income               703        647                    647
        Gain on Sale of Loans           781      1,444                  1,444
        Realized Gains (Losses)
         on Securities                  212        166                    166
        Unrealized Gains (Losses)
         on Trading Securities
         Associated with Directors'
         Deferred Comp Plan              48        222                    222
        Other Operating Income        1,086        801                    801
    Total Non-Interest Expense       12,571     12,151                 12,151
        Salaries & Wages              5,223      4,720                  4,720
        Commissions & Incentive
         Compensation                 1,134      1,237                  1,237
        Employee Benefits             1,261      1,230                  1,230
        Premises & Equipment          1,847      1,799                  1,799
        Advertising                     489        440                    440
        Legal Fees                      396        425                    425
        Appreciation (Depreciation)
         in Directors' Deferred
         Compensation Plan               64         257                   257
        Other Operating Expenses      2,157       2,043                 2,043
    Income Before Income Tax          7,334       7,061    (2,300)      4,761
    Income Tax Expense (Benefit)      2,357       2,223      (911)      1,312
    Net Income After Tax &
     Before Extraordinary Items       4,977       4,838                 3,449
    Extraordinary Items                   -           -                     -
    Net Income                       $4,977      $4,838   $(1,389)     $3,449

    Basic Earnings Per Share          $0.83       $0.79    $(0.23)      $0.56
    Fully Diluted Earnings
     Per Share                         0.82        0.79     (0.23)       0.56
    Return on Average Equity          14.42%      14.14%    (3.91%)     10.23%
    Return on Average Assets           1.11%       1.16%    (0.34%)      0.82%





SOURCE  Monroe Bancorp
    -0-                             10/19/2004
    /CONTACT: Mark D. Bradford, President and Chief Executive Officer, +1-812-331-3455, or Media Contact: Danise C. Alano, Vice President, Marketing Director, +1-812-353-7705, Toll-free: +1-800-319-2664, or
Fax: +1-812-331-3445, both of Monroe Bancorp/
    /Web site:  http://www.monroebank.com /
    (MROE)

CO:  Monroe Bancorp
ST:  Indiana
IN:  FIN
SU:  ERN